UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/23/2007

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31262

Delaware	01-0609375
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

622 Third Avenue, 37th Floor
New York, NY 10017
(Address of principal executive offices, including zip code)

(212) 885-2500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Juanita T. James was elected to the Board of Directors of Asbury Automotive Group, Inc. (the "Company"), effective as of October 23, 2007. Ms. James has not been named to any of the committees of the Board of Directors.

On October 23, 2007, the Company issued a press release announcing the election of Ms. James to the Board of Directors, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.
Exhibit No.                Description
99.1                            Press Release dated October 23, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asbury Automotive Group, Inc.

Date: October 23, 2007	By:	/s/ Charles R. Oglesby
Charles R. Oglesby
President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated October 23, 2007